Supplement to the currently effective Statement of Additional Information for the listed fund:
--------------------------------------------------------------------------------

Scudder Latin America Fund -- Class AARP and Class S

The following replaces the performance of the Scudder Latin America Fund in the Average Annual Total Return table in the "Performance" section of the Fund's Statement of Additional Information:

             Average Annual Total Returns for the Period Ended October 31, 2002*

Fund/Share Class                                              1-Year             5-Year**         From Inception**+
----------------                                              ------             ------           --------------

Scudder Latin America Fund
Class AARP                                                   -10.83%              -5.66%                 5.32%
Class S                                                      -10.89%              -5.68%                 5.31%

* The performance of the Class AARP shares represents its historical performance since inception (October 2, 2000). Returns of the fund's Class AARP shares, for periods prior to October 2, 2000, reflect the historical performance of the fund's Class S shares (the fund's original share class) during such periods.

** Total returns would have been lower had certain expenses not been reduced.

+        The fund commenced operations on December 8, 1992.

After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effects of state and local taxes.





April 21, 2003